UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014

PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware                    001-31566                42-1547151
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
of Incorporation)    Identification No.)

239 Washington Street, Jersey City, New Jersey                    07302
(Address of Principal Executive Offices)                             (Zip Code)

Registrant’s telephone number, including area code:    732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 2.    02    Results of Operation and Financial Condition.

On April 25, 2014, Provident Financial Services, Inc. (the “Company”) issued a press release reporting its financial results for the three months ended March 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 5.07    Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of Stockholders was held on April 24, 2014 (the “Annual Meeting”). A total of 53,615,144 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders were as follows:

Matter 1. The election of three directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Laura L. Brooks	45,826,861	577,973	7,210,310
Terence Gallagher	44,034,741	2,370,093	7,210,310
Carlos Hernandez	43,903,198	2,501,636	7,210,310

Matter 2. An advisory (non-binding) vote to approve the compensation paid to the named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
36,790,669	9,274,889	339,276	7,210,310

Matter 3. The approval of the Amended and Restated Long-Term Equity Incentive Plan.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
42,076,459	4,131,288	197,087	7,210,310

Matter 4. The ratification of the appointment of KPMG LLP as the Company’s independent public accounting firm for the year ending December 31, 2014.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
52,769,960	480,303	2,652	---

Item 7.01    Regulation FD Disclosure.

On April 24, 2014, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.15 per common share, payable on May 30, 2014 to stockholders of record on May 15, 2014.

This announcement was included as part of the press release announcing financial results for the three months ended March 31, 2014 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.        Description

99.1	Press release issued by the Company on April 25, 2014 announcing its financial results for the three months ended March 31, 2014 and the declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: April 25, 2014	By:
Christopher Martin
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit        Description

99.1	Press release issued by the Company on April 25, 2014 announcing its financial results for the three months ended March 31, 2014 and the declaration of a quarterly cash dividend.